                                                                   EXHIBIT 10.64

                                 PROMISSORY NOTE

$280,000                                                       September 3, 1996


         FOR VALUE RECEIVED, the undersigned, John R. Hart, promises to pay to the order of PHYSICIANS INSURANCE COMPANY OF OHIO, an Ohio corporation, Two Hundred and Eighty Thousand and 00/100 Dollars ($280,000), together with interest on the principal amount outstanding from time to time at a rate equal to six and one-half percent (6.5%) per annum on such outstanding amount. The finance charge shall be computed on the amount of daily unpaid balance hereof of the actual number of days outstanding on the basis of a year consisting of 360 days. All interest is to be accrued and shall be added to the outstanding principal balance on the last day of each calendar year.

         The entire unpaid principal balance of, and all interest under, this Promissory Note shall in any event be due and payable on September 3, 2001.

         The indebtedness evidenced hereby may be prepaid in whole or in part at any time without penalty. Any payment or prepayment shall be applied first to interest and second to principal due and payable hereunder.

         All payments of principal and finance charges on this Promissory Note shall be made to Physicians Insurance Company of Ohio at 13515 Yarmouth Drive, NW, Pickerington, OH 43147-9257, or at such other place as the holder of this Promissory Note may from time to time designate in writing, in lawful money of the United States.

         This Promissory Note has been issued pursuant to the Security Agreement (the "Security Agreement") dated September 3, 1996, between the undersigned maker and Physicians Insurance Company of Ohio and is secured by the liens and security interests provided for, and under the terms of, the Security Agreement.

         For purposes of this Promissory Note, "Event of Default" shall mean the occurrence at any time of any one or more of the following events: (a) the failure of the undersigned to pay the principal or finance charge on this Promissory Note when due; (b) the occurrence of any event which constitutes a default under the Security Agreement; (c) the undersigned becomes insolvent or a receiver or custodian, as that term is defined under the Bankruptcy Code of 1978, as amended, Title 11, U.S.C. (the "Bankruptcy Code"), of any of the undersigned's property is appointed or exists; or (d) the undersigned makes any assignment for the benefit of creditors or any petition initiating any case is filed by or against the undersigned under any applicable chapter of the Bankruptcy Code.

         For purposes of this Promissory Note, "Event of Acceleration" shall mean the failure to pay all of the obligations evidenced by this Promissory Note within 90 days after the undersigned dies, becomes disabled, has a guardian appointed for him, or if
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Promissory Note
September 3, 1996
Page 2

the undersigned is no longer a director or officer of Physicians Insurance Company of Ohio.

         At the option of the holder hereof, the entire unpaid principal balance of this Promissory Note, together with all accrued interest and other sums payable in accordance with this Promissory Note, shall become immediately due and payable, without notice or demand (which the undersigned hereby expressly waives), upon the occurrence of an Event of Default or an Event of Acceleration, whether or not within the control of the undersigned.

         Upon the occurrence of an Event of Default or Event of Acceleration hereunder, all amounts hereunder shall thereafter bear a default interest charge, in addition to the applicable finance charge hereunder, at the rate of one-half percent (0.50%) per month from the date such default occurred until such default is cured.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Promissory Note. A waiver on any one occasion shall not be construed as a bar to or a waiver of any such right and/or remedy on any future occasion.

         All persons now or hereafter liable, primarily or secondarily, for the payment of the indebtedness evidenced hereby or any part thereof, do hereby expressly waive presentment for payment, notice of dishonor, protest and notice of protest, and agree that the time for payment or payments of any part of the indebtedness evidenced hereby may be extended without releasing or otherwise affecting their liability hereon, or the lien of any deed of trust, mortgage, assignment or security agreement, if any, including but not limited to the Security Agreement, then or hereafter securing this Promissory Note.

         This Promissory Note has been executed to be delivered at Columbus, Ohio as of the date first written above. The rights of the parties under this Promissory Note shall be construed and enforced in accordance with the local laws of the State of Ohio.


                                                      /s/ John R. Hart
                                                      --------------------------
                                                      John R. Hart

                                       -2-
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                                                                       EXHIBIT A

                                NOTICE OF PLEDGE

Physicians Insurance Company of Ohio
13515 Yarmouth Drive, NW
Pickerington, OH 43147-9257

RE:      Pledge of Collateral to PICO as Secured Party

Ladies and Gentlemen:

This Notice of Pledge is being delivered pursuant to the Security Agreement dated as of September 3, 1996 ("Security Agreement") by and between John R. Hart and Physicians Insurance Company of Ohio and to comply with Uniform Commercial Code Section 8-313. Capitalized terms used herein but not defined herein shall have the meanings described to them in the Security Agreement.

Pledgor hereby gives notice to PICO that he has pledged, mortgaged, transferred and assigned to PICO and granted to PICO a continuing first priority security interest in and right of setoff and common law pledge and lien against (collectively, the "Pledge") the Collateral. This Notice of Pledge is incorporated in and made a part of an, if applicable, amend the Security Agreement. The representations and warranties set forth in Section 4 of the Security Agreement are true ad correct with respect to the uncertificated Pledged Securities and obligations identified in Schedule 1 hereto.

This letter shall not be in limitation of the provisions of the Security Agreement. PICO is instructed to mark its books and records to reflect the pledge to PICO of the uncertificated Pledged Securities and obligations identified in Schedule 1 hereto, and all rights relating thereto as set forth in the Security Agreement.

                                            Very truly yours,

                                            /s/ John R. Hart
                                            ------------------------------------
                                            John R. Hart

                                            Date: 9/2/96
                                                  ------------------------------

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, made and entered into as of the 3rd day of September, 1996, between Physicians Insurance Company of Ohio ("PICO"), an Ohio corporation with its principal place of business at 13515 Yarmouth Drive, NW, Pickerington, Ohio 43137-9257, and John R. Hart, an individual (the "Pledgor").

                                   WITNESSETH:

         WHEREAS PICO has agreed to loan the sum of Two Hundred Eighty Thousand Dollars ($280,000) to Pledgor pursuant to a Promissory Note dated September 3, 1996 (the "Promissory Note");

         WHEREAS, it is a condition to the making of this loan that Pledgor's obligations under the Promissory Note are to be secured by the Collateral (as defined in Section 1 hereof), according to the terms hereof;

         WHEREAS, the Pledgor has agreed to grant to PICO a security interest in, and pledge of, the Collateral to secure the repayment of the Promissory Note;

         WHEREAS, the Pledgor's obligations hereunder shall include any and all existing and future obligations and indebtedness of the Pledgor under the Promissory Note and hereunder, all of whatever kind and whenever created, of the Pledgor to PICO, including interest, and whether direct or indirect, absolute or contingent, now existing or hereafter arising, all of which are to be covered by this Security Agreement (collectively, the "Obligations");

         NOW, THEREFORE, for good and valuable consideration and the consideration of the mutual covenants herein contained, the parties hereto make the following agreement, intending to be legally bound hereby;

         Section 1. Definitions. As used herein, "Collateral" shall mean all of Pledgor's right, title and interest in and to: (i) the Non-Qualified Stock Option Plan Committee of PICO pursuant to PICO's 1995 Non-Qualified Stock Option Plan, pursuant to which the Pledgor has been granted an option to purchase 175,000 Class A Common Shares of PICO (the "Option Grant") and (ii) any and all of the Class A Common Shares of PICO, and any and all other securities of any kind or type whatsoever, issuable and deliverable to Pledgor as a consequence of Pledgor's exercise, in whole or in part, from time to time and at any time, of the Option Grant, together with any and all dividends, distributions, share splits, earnings, substitutions, replacements and exchanges related thereto and reissues thereof, whether any such item or items constitute accounts, contracts rights, general intangibles, documents, instruments, certificated securities, uncertificated securities, chattel paper or money (collectively, the "Pledged Securities") and (iii) any and all other products or proceeds of the Option Grant and the Pledged Securities
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(including, without limitation, cash bank accounts and deposits and insurance proceeds) (collectively, the "Proceeds").

         Section 2. Security Interest and Pledge; Delivery (Where Appropriate) of Pledged Securities. To secure payment and performance of the Obligations, including but not limited to the payment of principal of and interest on the Promissory Note, Pledgor hereby grants to PICO a continuing security interest in, and right of set-off and common law pledge and lien against, the Collateral, and agrees to and does hereby pledge to PICO all of his respective right, title and interest in and to the Collateral. (i) Concurrently with his execution of this Security Agreement, Pledgor shall deliver the original, executed Option Grant to PICO, which shall remain in the possession of PICO at all times until the termination of this Security Agreement in accordance with the provisions of
Section 18 hereof. The Pledgor authorizes and directs PICO to make appropriate entries in its books and records related to it 1995 Non-Qualified Stock Option Plan to reflect the security interest created hereunder. (ii) To the extent that the Pledge Securities, if any, are certificated the Pledgor agrees to maintain on deposit with or in the possession of PICO, pursuant to and in accordance with the terms hereof, the Pledged Securities that are certificated endorsed in blank, where appropriate, and accompanied by such documents of transfer as PICO may require. The Pledgor shall deliver the Pledged Securities, if any, that are certificated to PICO within five (5) days of the date on which they are received by the Pledgor. Thereafter, the Pledged Securities that are certificated shall remain in the possession of PICO at all times until the termination of this Security Agreement in accordance with the provisions of Section 18 hereof. (iii) To the extent that the Pledged Securities are uncertificated, the Pledgor shall
(a) execute and deliver to PICO within five (5) days after the issuance thereof a Notice of Pledge, a copy of which is attached hereto as Exhibit A and is incorporated herein by this reference, and such other evidence of the security interest and lien created by this Security Agreement as PICO may request.

         Section 3. Income from Collateral. PICO and Pledgor hereby further agree that the Pledgor unless and until PICO exercises its remedies hereunder to the contrary subsequent to default hereunder or under the Promissory Note, shall be entitled to (i) receive the income from and on the Collateral, and (ii) exercise all of the voting rights (if any) of the Collateral.

         Section 4. Representations, Warranties and Covenants of Pledgor. The Pledgor hereby represents, warrants and covenants, that:

               (a) The Pledgor is the owner of the Collateral, free and clear of any prior lien, security interest or encumbrance, and the Pledgor shall defend the Collateral against the claims and demands of all persons at any time claiming the same or any interest therein.

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               (b)  The Pledgor has full power, authority and legal right to grant a security interest in and to pledge all of his right, title and interest in and to the Collateral pursuant to the terms of this Security Agreement, and this Security Agreement has been duly executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws or by legal or equitable principles affecting creditors' rights generally.

               (c) No consent of any other party and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery and performance of this Security Agreement of the perfection of a first priority security interest in the Collateral.

               (d) The execution, delivery and performance of this Security Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court or governmental authority or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Pledgor is a party or which purports to be binding upon the Pledgor or upon any of his assets or properties.

               (e) The pledge and, where applicable, delivery to PICO of the Collateral pursuant to this Security Agreement will create a valid first lien on, and a perfected first priority security interest in (assuming, in the case of certificated securities, continued possession of the Pledged Securities by PICO), all right, title and interest of the Pledgor in the Collateral, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance or to any agreement purporting to grant to any third party any security interest in the Collateral.

               (f) The Pledgor shall keep the Collateral free from all claims, liens and legal process of creditors of the Pledgor and will pay all costs, expenses, fees, taxes and charges of any kind whatsoever, arising by virtue of his ownership of the Collateral.

                                        3
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         Section 5. No Assignment. The Pledgor shall not sell, assign, pledge, hypothecate or otherwise encumber of suffer a lien upon or against any interest in this Security Agreement or in the Collateral without the prior written consent of PICO, except for the lien and security interest granted hereby.

         Section 6. Default. The Pledgor shall be deemed to be in default hereunder if an Event of Default or Event of Acceleration shall occur under the Promissory Note (as such terms are defined in the Promissory Note) or in the event that:

               (a) Any warranty, representation, statement or opinion made or furnished to PICO of the Pledgor in connection with this Security Agreement should prove to have been false in any material respect when made or furnished or should become false; or

               (b) The Pledgor should default in the performance of any other term, condition or covenant (except as covered by subsection
                    (a) of this Section 6) of this Security Agreement, and such default should continue uncured for thirty (30) days after notice thereof is given to the Pledgor by PICO; provided, however, that if during such thirty (30) day period the Pledgor shall have commenced action to cure such default and thereafter diligently prosecutes such action to the cure of such default, there shall be no default hereunder.

         Section 7. Enforcement. In the event of a default hereunder, then, or at any time thereafter (such default not having previously been cured in accordance with any applicable grace periods), PICO may declare all of such Obligations to be immediately due and payable, without notice or demand therefor, and shall have all remedies hereunder and under the Promissory Note and all remedies of a secured party under the laws of the State of Ohio. PICO may sell or otherwise dispose of, or cause to be sole or otherwise disposed of, the Collateral in any manner permitted by law, and PICO shall give the Pledgor written notice of the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made and, at any such public or private sale, PICO may purchase all or any part of the Collateral. The parties hereto agree that notice under this paragraph shall not be unreasonable as to time if given in compliance herewith ten (10) days prior to sale or other disposition. To the maximum extent permitted by applicable law, the Pledgor hereby waives any rights now or hereafter conferred by statute or otherwise which may require PICO to sell or otherwise dispose of any Collateral in mitigation of PICO's damages as set forth in this Section 7 or which may otherwise limit or modify any of PICO's rights or remedies under this Section 7; provided, however, that in making the waivers of this section, the Pledgor does not waive his right to any notice of sale of the Collateral

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and do not waive his right to any notice of sale of the Collateral and do not waive any claim or defense based upon the allegation that PICO has failed to dispose of any Collateral in a commercially reasonable manner within the guidelines set forth in this Section 7.

         Section 8. Concurrent Remedies. No right or remedy of PICO hereunder shall be exclusive of any other remedy herein or by law provided; provided, however, that each right or remedy shall be cumulative and in addition to every other right or remedy and, in addition, the exercise of any remedy by PICO hereunder shall not of itself constitute a recognition of a default of all of the provisions hereof or an intent by PICO to terminate all of the provisions hereof. In addition, failure by PICO to insist upon strict compliance with the terms hereof or to assert any right or remedy hereunder shall not be a waiver of any default and shall not be determined to constitute a modification of the agreements of the parties hereto or the terms hereof or to establish any claim or defense.

         Section 9. Notices. All notices, requests, demands and other communications required or permitted to be given under this Security Agreement shall be given in writing and shall be deemed to have been given if delivered by hand or by registered or certified mail, return receipts requested, postage prepaid:

         a.    If to PICO to:

               Physicians Insurance Company of Ohio
               13515 Yarmouth Drive, NW
               Pickerington, Ohio 43147-9257

               Attention:  Chairman

         b.    If to Pledgor, to:

               John R. Hart
               5233 Chelsea Street
               La Jolla, California 92037

Any party to this Security Agreement may, by notice given in accordance with this Section 9, designate a new address for notices, requests, demands and other communications to such party.

         Section 10. Duplicate Originals. This Security Agreement may be executed in one or more counterparts, each of which shall be deemed to be duplicate original, but all of which, taken together, shall be deemed to constitute a single instrument.

         Section 11. Entire Agreement. This Security Agreement (including each Exhibit hereto) constitute the entire agreement between parties hereto in respect of

                                        5
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the subject matter of this Security Agreement (including each Exhibit hereto)
and supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Security Agreement.

         Section 12. Successors and Assigns. This Security Agreement shall inure to the benefit of and be binding upon the respective heirs, personal representatives, successors and assigns (including successive, as well as immediate, heirs, personal representatives, successors and assigns) of the parties hereto.

         Section 13. Captions. The captions contained in this Security Agreement are included only for convenience of reference and do not define, limit, explain or modify this Security Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Security Agreement.

         Section 14. Pronouns. The number and gender of each pronoun used in this Security Agreement, if any, shall be construed to mean such number and gender as the context, circumstances or its antecedent may require.

         Section 15. Governing Law. This Security Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, except to the extent of this application of another state's laws wherein such application is mandatory by express statutory provisions. ANY ACTION, SUIT OR PROCEEDINGS IN RESPECT OF OR ARISING FROM OR OUT OF THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE PROSECUTED AS TO ANY ONE OR MORE OF THE PARTIES HERETO AT COLUMBUS, OHIO. EACH PARTY HEREBY JOINTLY AND SEVERALLY CONSENTS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED IN COLUMBUS, OHIO AND HAVING JURISDICTION OVER THE SUBJECT MATTER OF ANY ACTION, SUIT OR PROCEEDING ARISING FROM OR OUT OF OR IN RESPECT OF THIS SECURITY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. ADEQUATE NOTICE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT SHALL CONCLUSIVELY BE DEEMED TO HAVE BEEN GIVEN TO ANY ONE OR MORE OF THE PARTIES HERETO AGAINST WHOM THE SAME IS INSTITUTED IF GIVEN TO SUCH PERSON IN ACCORDANCE WITH THE PROVISIONS OF THIS SECURITY AGREEMENT OR BY ANY OTHER MANNER CONSISTENT WITH THE DUE PROCESS OF LAW.

         Section 16. Amendments, Changes and Modifications. This Security Agreement may be amended, changed and modified only in a writing executed by both of the parties hereto.

         Section 17. Severability. In case any clause, provision or section of this Security Agreement or any covenant, stipulation, obligation, agreement, act or action, or part thereof, made, assumed, entered into or taken under this Security Agreement is for any reason held to be illegal, invalid or inoperable, such illegality, invalidity or

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inoperability shall not affect the remainder thereof or any other clause, provision or section of any other covenant, stipulation, obligation, agreement, act or action or party thereof, assumed, entered into or taken thereunder.

         Section 18. Termination. Anything contained in this Security Agreement to the contrary notwithstanding, at such time as the Pledgor shall have paid all of the principal of the Promissory Note in full, together with all interest due thereon,this Security Agreement shall terminate, and PICO shall return the Collateral then held hereunder to the Pledgor.

         IN WITNESS WHEREOF, PICO has caused this Security Agreement to be executed in its name by its duly authorized officer and the Pledgor has executed this Security Agreement, all as of the day and year first above written.

                                            Physicians Insurance Company of Ohio

                                            By: /s/ James F. Mosier
                                                --------------------------------

                                            Title: Secretary
                                                   -----------------------------

                                            /s/ John R. Hart
                                            ------------------------------------
                                            John R. Hart

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